
======================================================================================================================
                                                                                                        EXHIBIT (99.1)
======================================================================================================================
                                       COLLECTIVE BANCORP, INC. AND SUBSIDIARY
                                    STATEMENTS OF CONSOLIDATED FINANCIAL CONDITION

                                                                         March 31                        June 30
                                                                           1997                            1996
                                                                      ---------------                 ---------------

ASSETS                                                                 (Dollar amounts in thousands except per share
                                                                                           data)
        Cash                                                             $   65,936                    $     65,084
        Federal funds sold                                                   19,595                           3,646
        Securities purchased under agreement to resell                       35,000                               -
                                                                      ---------------                 ---------------
                    Total cash and cash equivalents                         120,531                          68,730

        Loans held for sale, at amortized cost, market
             value of $3,774 and $5,231                                       3,600                           5,186
        Securities available for sale, at market value                      235,951                         162,284
        Investment securities, at amortized cost, market
             value of $302,573 and $271,650                                 307,534                         276,171

        Loans receivable                                                  2,876,031                       2,561,041
        Less allowance for loan losses                                      (13,461)                        (12,891)
                                                                      ---------------                 ---------------
                    Loans receivable, net                                 2,862,570                       2,548,150

        Mortgage-backed securities, at amortized cost,
             market value of $1,727,576 and $1,896,831                    1,860,461                       1,973,642
        Real estate acquired in settlement of loans, net                      4,165                           5,427
        Land, office buildings and equipment, net                            41,096                          39,239
        Other assets                                                         44,810                          42,335
        Core deposit premium                                                  9,980                           8,191
        Goodwill                                                             26,890                          16,116
                                                                      ---------------                 ---------------
                    Total assets                                         $5,517,588                      $5,145,471
                                                                      ===============                 ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
        Deposits:
           Demand deposits, non-interest bearing                        $   140,083                    $     95,792
           Demand deposits, interest bearing                                602,199                         508,295
           Savings and investment accounts                                  863,144                         845,199
           Savings certificates                                           1,893,233                       1,805,101
                                                                      ---------------                 ---------------
                    Total deposits                                        3,498,659                       3,254,387

        Short-term borrowings                                             1,573,385                       1,467,633
        Long-term borrowings                                                  5,486                           5,815
        Advance payments by borrowers for taxes and insurance                25,536                          26,852
        Other liabilities                                                    28,367                          26,480
                                                                      ---------------                 ---------------
                    Total liabilities                                     5,131,433                       4,781,167
                                                                      ---------------                 ---------------

        Stockholders' Equity:
           Common stock,  par value  $.01 per  share;  authorized  -  37,000,000 shares;  issued - 20,496,019  shares in March 1997 and 20,418,641 shares in June 1996;  outstanding  -  20,446,519  shares in March
               1997
               and 20,374,141 shares in June 1996                               205                             204
           Preferred stock, par value $.01 per share;
               authorized - 2,500,000 shares; none outstanding                    -                               -
           Additional paid-in capital                                        60,490                          59,699
           Treasury stock, at cost; 49,500 shares in March 1997
               and 44,500 shares in June 1996                                (1,230)                         (1,093)
           ESOP debt                                                         (5,008)                         (5,816)
           Unrealized appreciation on available for sale securities,
               net of tax                                                     1,311                           1,090
           Retained earnings, substantially restricted                      330,387                         310,220
                                                                      ---------------                 ---------------
                    Total stockholders' equity                              386,155                         364,304
                                                                      ---------------                 ---------------
                    Total liabilities and stockholders' equity           $5,517,588                      $5,145,471
                                                                      ===============                 ===============

===================================================================================================================================
                                                                                                                     EXHIBIT (99.2)
===================================================================================================================================
                     COLLECTIVE BANCORP, INC. AND SUBSIDIARY
                      STATEMENTS OF CONSOLIDATED OPERATIONS

                                                                    Three Months Ended                    Nine Months Ended
                                                                         March 31                              March 31
                                                                  1997             1996                 1997             1996
                                                             ---------------  ----------------     ---------------  ----------------

                                                                      (Dollar amounts in thousands except per share data)
INTEREST INCOME:
      Interest on mortgage loans                                   $51,736           $43,738            $150,078          $130,404
      Interest on other loans                                        4,154             3,812              11,870            12,140
      Interest on mortgage-backed securities                        32,754            34,841              99,439           106,171
      Interest and dividends on investments                          7,110             6,056              20,711            17,558
                                                             ---------------  ----------------     ---------------  ----------------
             Total interest and dividend income                     95,754            88,447             282,098           266,273
                                                             ---------------  ----------------     ---------------  ----------------
INTEREST EXPENSE:
      Interest on deposits                                          35,521            32,103             105,614            99,131
      Interest on Federal Home Loan Bank
          advances and other borrowed funds                         20,275            20,127              60,672            62,699
                                                             ---------------  ----------------     ---------------  ----------------
             Total interest expense                                 55,796            52,230             166,286           161,830
                                                             ---------------  ----------------     ---------------  ----------------
NET INTEREST INCOME BEFORE PROVISION
    FOR LOAN LOSSES                                                 39,958            36,217             115,812           104,443
PROVISION FOR LOAN LOSSES                                            1,010               410               2,554             1,099
                                                             ---------------  ----------------     ---------------  ----------------
NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                                 38,948            35,807             113,258           103,344
                                                             ---------------  ----------------     ---------------  ----------------

OTHER INCOME:
      Loan servicing                                                 1,063             1,239               3,021             3,167
      Gain (Loss) on sale of loans and securities                      266              (162)                375             1,032
      Financial service fees and other income                        3,328             2,453               9,492             7,390
                                                             ---------------  ----------------     ---------------  ----------------
             Total other income                                      4,657             3,530              12,888            11,589
                                                             ---------------  ----------------     ---------------  ----------------
      Total income before other expense                             43,605            39,337             126,146           114,933
                                                             ---------------  ----------------     ---------------  ----------------

OTHER EXPENSE:
      Compensation and employee benefits                             7,900             7,463              22,592            21,377
      Occupancy expense                                              2,966             2,806               8,444             8,036
      Advertising                                                      345               380               1,012               915
      Deposit insurance                                                491             1,521               3,269             4,572
      SAIF recapitalization assessment                                   -                 -              16,653                 -
      Computer services                                              1,119             1,113               3,242             3,667
      Loan expense                                                     735               732               2,240             2,347
      Real estate operations                                           (33)              326                  82               495
      Amortization of intangibles                                    1,627             1,178               4,302             3,578
      Other expenses                                                 3,194             2,787               8,977             7,890
                                                             ---------------  ----------------     ---------------  ----------------
             Total other expense                                    18,344            18,306              70,813            52,877
                                                             ---------------  ----------------     ---------------  ----------------

INCOME BEFORE INCOME TAXES                                          25,261            21,031              55,333            62,056
INCOME TAXES                                                         9,264             7,508              19,857            22,215
                                                             ---------------  ----------------     ---------------  ----------------
NET INCOME                                                         $15,997           $13,523             $35,476           $39,841
                                                             ===============  ================     ===============  ================

PER SHARE DATA:
      Primary and fully diluted net income per share                 $0.78             $0.66               $1.73             $1.95
      Dividends per common share                                     $0.25             $0.20               $0.75             $0.60
      Average primary shares outstanding                        20,510,349        20,457,753          20,473,728        20,446,517
      Average fully diluted shares outstanding                  20,514,570        20,457,780          20,500,714        20,448,803

================================================================================
                                                                  EXHIBIT (99.3)
================================================================================
                     COLLECTIVE BANCORP, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. The unaudited interim consolidated financial statements of Collective Bancorp, Inc. and subsidiary ("Collective") included herein should be read in conjunction with the audited financial statements for the year ended June 30, 1996 included in Collective's 1996 Annual Report and incorporated by reference in the Form 10-K for that year. The unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary for a fair presentation of the results for the periods presented. Such adjustments consist only of normal recurring accruals. The results of operations for the three and nine-month periods ended March 31, 1997 are not necessarily indicative of the results to be expected for the fiscal year ending June 30, 1997.

2. On February 27, 1997, Collective entered into an Agreement and Plan of Merger with Summit Bancorp. ("Summit") pursuant to which Collective will be merged with and into Summit and shares of Collective's common stock will be converted into whole shares of Summit's common stock and cash in lieu of fractional shares based on an exchange ratio of Summit common to Collective common of .895. The merger is subject to approval by Collective's stockholders and certain regulatory agencies. The merger is expected to be consummated during the third calendar quarter of 1997.

3. In connection with the enactment of the Deposit Insurance Funds Act of 1996 ("DIFA") on September 30, 1996, Collective Bank, a wholly-owned subsidiary of Collective Bancorp, Inc., was required to pay a one-time special assessment of $16.653 million to the Federal Deposit Insurance Corporation ("FDIC") to capitalize the Savings Association Insurance Fund ("SAIF") to its required reserve ratio. The special assessment rate of 65.7 cents per $100 of SAIF-assessable deposits was applied as of March 31, 1995. The assessment was paid in November 1996.

         DIFA also requires the Financing Corporation ("FICO") bond obligation to be shared by insured depository institutions pro rata beginning in the year 2000. For the transition period from January 1, 1997 to December 31, 1999, banks will pay one-fifth of the assessment rate imposed upon thrifts calculated on their Bank Insurance Fund ("BIF") deposit base. During this period, the FICO assessment rates are estimated to be 1.3 basis points for banks and 6.4 basis points for thrifts, such as Collective Bank. From 2000 to 2019, when the FICO bonds are retired, the FICO assessment rate is estimated to run under
         2.5 basis points per $100 of each institution's insured deposit base.

         DIFA directs the Treasury Department to present a report to Congress by March 31, 1997 regarding the development of a common charter for all depository institutions. The report is to include a recommendation for legislative and administrative action. DIFA requires that the BIF and the SAIF be merged into a single new fund (the Deposit Insurance Fund) on January 1, 1999, provided "no insured depository institution is a savings association on that date".

4. On August 20, 1996, the Small Business Job Protection Act of 1996 ("SBJPA") was enacted, which included a repeal of the thrift bad debt reserve method (percentage-of-taxable income method) under section 593 of the Internal Revenue Code. The repeal is effective for Collective's 1997 fiscal year. Since 1993, Collective has used the percentage-of-taxable income method in its income tax returns. Effective July 1, 1996, Collective was required to change from the reserve method to the specific charge-off method to calculate its bad debt deduction. The change in bad debt tax accounting methods has not had, nor is it expected to have, a material impact on Collective's results of operations.

         The SBJPA also provided for the recapture of a thrift's post-1987 excess bad debt reserve resulting from the use of the reserve method for calculating the bad debt deduction. Pre-1988 excess bad debt reserves are not subject to recapture. The recaptured amount must be taken into taxable income ratably over a six-year period commencing with the thrift's tax year beginning in 1996. The timing of the recapture may be delayed for a one or two-year period provided the residential loan requirement is met. Collective expects to meet the residential loan requirement for its 1996 and 1997 tax years. Therefore, its estimated tax liability of approximately $5.5 million, resulting from the recapture, will be payable over a six-year period commencing with Collective's 1999 fiscal year. The excess bad debt reserve recapture is not expected to have a material impact on Collective's results of operations or financial position because Collective has recorded deferred income tax provisions on its excess bad reserves since 1987.

5. On October 1, 1996, Collective acquired the outstanding capital stock of Continental Bancorporation for $25.7 million in cash pursuant to an agreement entered into on May 21, 1996. Simultaneously with the
         acquisition,   Continental   Bancorporation   was  liquidated  and  its
         subsidiary, Continental Bank of New Jersey ("Continental") became a subsidiary of Collective. Continental's name was changed subsequently to Collective Bank of New Jersey. Collective Bank of New Jersey was a state-chartered, BIF-insured commercial bank with total assets of $161.3 million and deposits of $129.5 million on the date of acquisition. The acquisition was accounted for by the purchase method. It has not had, nor is it expected to have, a material effect on Collective's results of operations or financial position. Collective Bank of New Jersey was merged into Collective Bank in February 1997.